UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2009

COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)
Registrant’s telephone number, including area code: (804) 934-9999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 10, 2009, Community Bankers Trust Corporation (the “Company”) issued an earnings release reporting its financial results for the period ended September 30, 2009. The earnings release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
Item 8.01 Other Events.
     On November 10, 2009, the Company issued a press release reporting the declaration of a quarterly dividend of $0.04 per share with respect to the Company’s outstanding common stock, payable on November 20, 2009 to stockholders of record as of November 13, 2009. The press release is being filed as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings release issued November 10, 2009

99.2	Press release issued November 10, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION (Registrant)
Date: November 16, 2009	By:	/s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release issued November 10, 2009

99.2	Press release issued November 10, 2009